SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2010 (July 28, 2010)

E.DIGITAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-20734
(Commission File Number)

33-0591385
(IRS Employer Identification No.)

16770 West Bernardo Drive
San Diego, California 92127
(Address of principal executive offices)

(858) 304-3016
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 28, 2010, upon the recommendation of its Compensation Committee, the Board of Directors approved a salary increase for Alfred Falk, the Company’s Chief Executive Officer.  Mr. Falk’s salary will increase to $185,000 annually effective July 26, 2010 which is an increase from the $155,000 salary he has received since January 2009 when he was appointed CEO and continued the salary from his previous position as Vice President of Corporate Development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.DIGITAL CORPORATION

Date: August 3, 2010	By: /s/ ROBERT PUTNAM
Robert Putnam, Senior Vice President, Interim
Financial Officer and Secretary
(Principal Financial and Accounting Officer and duly
authorized to sign on behalf of the Registrant)